                                 EXHIBIT 10.24

                 BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY -
                        LOAN COMMITMENT DATED JUNE 1996

BOATMEN'S
FIRST NATIONAL BANK                                  10th and Baltimore
OF KANSAS CITY                                       Post Office Box 419038
                                                     Kansas City, Missouri 64183
June 25, 1996                                        616-221-2800

Gary S. Judd
Chairman of the Board
Vectra Banking Corporation
1650 South Colorado Boulevard, #320
Denver, CO 80222

Dear Mr. Judd,

Boatmen's First National Bank of Kansas City (Boatmen's) hereby offers to extend to Vectra Banking Corporation a loan based on your current financial statements and circumstances, subject to the following terms and conditions:


Borrower:                          Vectra Banking Corporation

Guarantors:                        None

Amount of Loan:                    $5,000,000

Interest Rate:                     Corporate Base Rate of Boatmen's minus 1/2%
                                   floating daily. Interest is to be paid
                                   quarterly.

                                   Fixed Rate Options: (A) 3 Year Treasury
                                   Yield plus 275 basis points at time of
                                   closing. (B) 5 Year Treasury Yield plus 275 basis points at time of closing.

The Corporate Base Rate of interest of Boatmen's which is the interest rate established from time to time as its Corporate Base Rate and designed as such for its own internal convenience. No representation is made that the Corporate Base Rate is the lowest, the best or favored rate. The rate shall be adjusted as often as, and on the same day as, any change in such Corporate Base Rate.

Repayment Schedule:                Quarterly interest payments 1st year.
                                   Quarterly interest payments with annual
                                   equal Principal payments year 2 through 10 to amortize in full.

Term of Loan:                      The loan will be on one year notes subject
                                   to renewal based upon financial conditions of the bank and holding company at the time of maturity.

Purpose of Loan:                   Purchase Southwest State Bank in Denver.

Collateral:                        The loan shall be secured by 100% of the
                                   common stock of Vectra Bank, Denver, CO.

Documents:                         All documents reasonably required by
                                   Boatmen's documentation standards.





                                    10.24-1

Additional Requirements:           This commitment is subject to an asset
                                   quality review revealing results
                                   satisfactory to Boatmen's, prior to loan closing. Any cost pertaining to this review will be borne by Boatmen's.

                                   This commitment is subject to any additional reasonable requirements which may be considered necessary by Boatmen's.

                                   All prior representations and agreements between the parties are merged into this commitment. This commitment can only be changed by an instrument in writing signed by the parties hereto.

                                   This commitment is delivered and is intended to be performed in the State of Missouri and shall be construed in accordance with the laws of Missouri.

                                   The terms and conditions of this commitment letter shall remain confidential. Borrower shall not disclose this information to any other party.

Financial Statements:              Boatmen's shall within ninety (90) days
                                   after the end of each fiscal year, and at any other reasonable time such information is requested, be furnished complete and current financial statements of the Borrower and any Guarantors.

                                   Boatmen's will, from time to time, review the financial conditions and other circumstances of the Borrower. Accordingly, we retain the right to modify or withdraw the loan at any time while this commitment is outstanding.

Commitment Acceptance:             The commitment must be accepted and
                                   returned to Boatmen's 30 days from the date hereof on or before the 26th day of June, 1996.

If this commitment is satisfactory, please confirm our summary of the request and your acceptance of these proposed terms and conditions by signing and returning one copy of this letter to the attention of the undersigned at the Bank on or before the days provided above.

Sincerely,

/s/ Paul L. Richmond
---------------------------------------
Paul L. Richmond, Vice President
BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY

ORAL AGREEMENT OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.





                                    10.24-2

CONFIRMED AND ACCEPTED THIS 25TH DAY OF JUNE, 1995.

BY: /s/ Gary S. Judd
  ----------------------
    Gary S. Judd

cc: Mr. Ray Nash, Chief Financial Officer





                                    10.24-3

                                   AGREEMENT

         This agreement is made this 28th day of June, 1996, between Vectra Banking Corporation, a Colorado Corporation (the "Borrower"), and Vectra Bank, a Colorado Corporation (the "Subsidiary Bank"), and Boatmen's First National Bank of Kansas City (the "Bank"), having its principal office at 14 West 10th Street, Kansas City, Missouri.

         Subject to the Terms and conditions of this Agreement and the Note and Security Agreement issued hereunder, the Bank agrees to extend credit to the Borrower in an amount not to exceed four million fifty thousand and no/100 dollars ($4,050,000).

         1. Promissory Note. The loan to be made hereunder will be evidenced by the Note, which will be payable on the following terms.

                 1.1 Interest. The Note will bear interest on the balance at the Corporate Base Rate of the Bank minus 50 basis points.
                 The interest rate will change daily. Interest will be payable commencing September 28, 1996, and quarterly thereafter.

                 1.2 Maturity. The entire unpaid balance of the Note and all accrued interest will be due and payable on June 28, 1997.

                 1.3 It is the Bank's expectation that, if the Borrower reduces the principal amount of the Note in the amount of $-0- on June 28, 1997 the Note will be renewed from time to time on principally the same terms and under the same conditions until the Borrower's obligation is paid in full. Notwithstanding the above, the Borrower understands that should the Bank determine, in its absolute discretion, that Borrower's credit standing is unsatisfactory, the Note will not be renewed by the Bank and must be paid in full.

         2. Collateral Security. Payment of the Note will be secured by a first pledge and security interest covering 397,843 shares of the capital stock of the Vectra Bank (100%), the Subsidiary Bank.

         3. Conditions of Lending. Until payment in full of the Note, the Borrower agrees that, unless the Bank otherwise consents in writing, the Borrower will perform or cause to be performed the following.

                 3.1 Records. Accurate books and records of account will be maintained by the Borrower and the Subsidiary Bank in accordance with sound accounting practices consistently applied, and the Bank and its designated representatives will have the right to examine such books and records, and to discuss the affairs, finances, accounts, and content of such books and records of the Borrower and the Subsidiary Bank.

                 3.2 Financial Statements. Furnish with ninety (90) days after the close of each fiscal year of the Borrower, complete copies of the balance sheets as of the close of such fiscal year and the profit and loss statements and surplus reconciliations of the Borrower for such fiscal year prepared in accordance with sound accounting principles by accountants and in form satisfactory to the Bank.

                 3.3 Reports. Furnish within thirty (30) days after each filing thereof: (a) copies of the FRY-6 Annual Report of the Borrower to the Federal Reserve System; and (b) copies of all Consolidated Reports of Condition and Consolidated Reports of Income and Call Reports filed by the Subsidiary Bank with the appropriate regulatory agency.





                                    10.24-4

                 3.4 Such information concerning the Borrower and Subsidiary Bank as the Bank might reasonably request

         4. Adverse Change. The Borrower will as soon as reasonably possible advise the Bank of any requirement by the regulatory authorities for additional capital in the Subsidiary Bank, or the institution of any agreement, order, or proceeding between any regulatory authority and the Borrower or Subsidiary Bank, whether or not such agreement, order or proceeding is agreed to by the Borrower or Subsidiary Bank. The Borrower will as soon as reasonably possible advise the Bank of any significant litigation or other matter which might result in a material adverse change in the financial condition of the Borrower or the Subsidiary Bank.

         5. Change of Ownership. Change in control of the Borrower as set forth in Exhibit A, without the prior written consent of the Bank, shall constitute an event of default and upon such an occurrence the bank may demand the entire obligation of the Borrower to be immediately due and payable Borrower agrees to immediately notify bank of any such change in control.

         6. In the event additional capital shall be injected in Subsidiary Bank, whether by capital note, stock or in other form, such capital note, stock or other installment shall be immediately pledged to Bank.

         7. If default shall be made in the due observance or performance of any terms, covenants or agreements in this Agreement, the Bank may demand the entire obligation of the Borrower to be due and payable. No failure on the part of the bank to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof.

         8. This agreement and the rights and obligation of the parties shall be governed by and interpreted in accordance with the laws of the State of Missouri.

         9. This agreement is the final expression of the Agreement between Boatmen's and the Borrower. This agreement may not be contradicted by evidence of any prior oral agreement or of a contemporaneous oral agreement between the parties.

                 ALL OF THE TERMS OF THE FINAL AGREEMENT OF THE PARTIES NOT SET FORTH ABOVE OR WHICH VARY ANY TERMS SET FORTH ABOVE, INCLUDING ANY PREVIOUS ORAL AGREEMENTS ARE AS FOLLOWS:

         IN WITNESS WHEREOF, the parties have executed and delivered his agreement effective on the date first above written.


                                       VECTRA BANKING CORPORATION
                                       "Borrower"

                                       By: /s/ Gary S. Judd
                                         -------------------------------------
                                               Gary S. Judd, President

                                       VECTRA BANK
                                       "Subsidiary Bank"

                                       By: /s/ Gary S. Judd
                                         -------------------------------------
                                           Gary S. Judd, President

                                       BOATMEN'S FIRST NATIONAL BANK OF KANSAS
                                       CITY

                                       By:
                                         -------------------------------------
                                       Title:
                                            ----------------------------------




                                    10.24-5

579383-0001-B36                PROMISSORY NOTE      BOATMEN'S FIRST NATIONAL
                                  (Corporate)        BANK OF KANSAS CITY
BOATMEN'S                             TO             Kansas City, Missouri 64105
$4,050,000.00                        BANK                 "Bank"

The undersigned ("Borrower") promises to pay to the order of Bank at Bank's address as listed at the top of this Note ("Bank's Address"), or such other address as the holder hereof may designate, the principal sum of FOUR MILLION FIFTY THOUSAND AND NO/100 Dollars ($4,050,000.00), plus interest thereon as required below.

Interest shall accrue on the outstanding principal balance of this Note at the rate specified by the checked block below (unchecked blocks do not apply):

       _________________________________percent (__%) per annum.
--     The Reference Rate described below which rate may change, without
--     notice, from time to time.

X      That rate per annum which is 500/100 (0.500) percentage points LESS
-- THAN the Reference Rate described below. Such rate shall change, without notice, simultaneously with each change in the Reference Rate

After maturity, whether upon the lapse of time or by acceleration, all past due principal, and interest to the extent permitted by law, shall bear interest until paid at the same rate as would be applicable if it was before maturity, plus 2.000%. All interest shall be calculated on the basis of the days actually elapsed over a year deemed to consist of 360 days.

The "Reference Rate" is the rate described after the checked block below:

X      The Corporate Base Rate ("CBR") as established by Bank from time to time.
--

The Reference Rate is not necessarily the lowest rate charged by Bank on Its loans.

Notwithstanding anything to the contrary contained in this Note, the rate of interest payable under this Note shall not exceed the maximum amount Bank lawfully may charge. If Bank receives anything of value deemed interest under applicable law which would exceed the maximum amount of interest permissible under applicable law, or If application of any variable rate, use of a 360-day year or any other circumstance, including acceleration, prepayment, or demand, would cause the effective interest rate under this Note to exceed such maximum rate, then the interest rate under this Note shall be deemed reduced to such maximum rate, and the excessive interest shall, at the option of Bank, be applied to the reduction of the outstanding principal balance under this Note or refunded to Borrower.

The entire outstanding principal balance and all accrued interest thereon shall be due and payable on JUNE 28, 1997 ("Final Maturity").

Until Final Maturity, Borrower shall make payments as follows:

Interest only in QUARTERLY installments commencing on SEPTEMBER 28, 1996, and continuing QUARTERLY thereafter, with the unpaid principal balance and all interest accrued thereon being due and payable in full on JUNE 28, 1997.

In the event that the rate of interest payable under this Note increases as a result of an increase in the Reference Rate to which the interest rate is linked and such increase causes the amount of interest due and payable on any scheduled payment date to be in excess of the scheduled payment set forth above, then, in that event, the amount of interest in excess of the scheduled payment shall also be due and payable in addition to the scheduled payment. In the event that the rate of interest payable under this Note increases as a result of an increase in the Reference Rate to which the interest rate is linked and such increase causes the amount of interest due and payable on any scheduled payment date to be in excess of the scheduled payment set forth above, then, in that event, the amount of interest in excess of the scheduled payment shall also be due and payable in addition to the scheduled payment.





                                    10.24-6

This Note is secured by the following agreements:

Name of Agreement                 Date of Agreement
SECURITY AGREEMENT                JUNE 28, 1996

There may be other security and Borrower acknowledges that omitting to list it here shall not constitute a waiver or abandonment thereof. The holder of this Note, in addition to any other rights the holder may have, shall have the right to offset against amounts due under this Note all deposits, funds, securities, and other property of Borrower in the possession of the holder.

If Borrower does not pay any principal or interest when due hereunder, or if Borrower or any other party defaults under or otherwise fails to perform or pay any covenant or obligation in any agreement that secures this Note or has been executed and delivered to the holder hereof in connection with the indebtedness evidenced by this Note, the holder hereof may declare all principal and unpaid accrued interest to be immediately due and payable. Failure to do so at any time shall not constitute a waiver of the right of the holder hereof to do so at any other time.

Borrower and all others who are or become parties to this Note, whether as makers, endorsers, or guarantors, by becoming parties to this Note waive presentment for payment, notice of dishonor, protest, notice of protest, and all other notices and lack of diligence in the enforcement of this Note. Every such party by becoming a party to this Note assents to each and every extension or postponement of the time of payment or other indulgence by the holder of this Note, whenever made, and waives notice thereof. Every such party by becoming a party to this Note further waives any and all defenses which such party may have based on suretyship or impairment of collateral with respect to this Note.

If this Note is not paid strictly according to its terms, Borrower shall (to the extent permitted by law) pay all costs of collection, including but not limited to court costs and attorney's fees and expenses (whether or not there is litigation), and all costs of the holder hereof incurred in connection with any proceedings affecting this Note under the United States Bankruptcy Code.

Borrower agrees that it will use the proceeds of this Note for business purposes (other than agricultural purposes) only, and not for personal, family or household purposes.

This Note shall be governed by the law of the state of Bank's Address without regard to choice or conflict of laws rules.

IF THERE IS MORE THAN ONE UNDERSIGNED AS BORROWER, ALL REFERENCES HEREIN TO "BORROWER" REFER TO ALL OF THE UNDERSIGNED AND TO EACH OF THEM, AND THEIR OBLIGATIONS HEREUNDER ARE JOINT AND SEVERAL.

EXECUTED: JUNE 28, 1996.

VECTRA BANKING CORPORATION
By: /s/ Gary S. Judd
  -------------------------
    Gary S. Judd, President

Borrower's Notice Address:  1650 South Colorado Boulevard, #320, Denver, CO
80222
Borrower's Telephone Number: 303-782-7440
Borrower's Facsimile Number: 303-759-5017
Borrower's Chief Business Address: 1650 South Colorado Boulevard, #320, Denver, CO 80222





                                    10.24-7

                                                                                              Boatmen's First National Bank
                                                                                              of Kansas City
                                                                                              14 West 10th Street
BOATMEN'S                                          SECURITY AGREEMENT                         Kansas City, Missouri 64105
5793823-0001-B36   (Property Other Than Inventory, Accounts and General Intangibles)         "Bank"
                                                            to
                                                           Bank

To secure payment of all Obligations of the undersigned ("Obligor") to Bank, Obligor by this Security Agreement (this "Agreement") grants to Bank a security interest under the Uniform Commercial Code in, and pledges and assigns to Bank, the following property and such other property as may be described in any exhibit attached hereto, all of Obligor's books and records (including computer data and storage media) pertaining to the foregoing, all rights related thereto, all additions thereto and substitutions therefor, and all interest, dividend or other income, products, and cash and noncash proceeds, of or from said property, and everything that becomes (or is held for the purpose of being) affixed to or installed in any of said property (collectively the "Collateral"):

         397,843 shares of Vectra Bank, Denver, Colorado. The proceeds of shares of the capital stock of Vectra Bank, Denver, Colorado, including, but not limited to, all accruals to such shares and dividends, rights and payments, shares and property received in respect thereof, including those by way of corporate reorganization, liquidation, split or change in capital structure.

Obligor agrees in favor of Bank as follows:

1. OBLIGATIONS. As used herein, the term "Obligations" shall mean all indebtedness (whether principal, interest, fees or otherwise), obligations and liabilities of Obligor to Bank (including without limitation all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings thereof, whether or not the same involve modifications to interest rates or other payment terms of such indebtedness, obligations and liabilities), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or acquired by Bank outright, conditionally or as collateral security from another, including but not limited to the obligation of Obligor to repay future advances by Bank, whether or not made pursuant to commitment and whether or not presently contemplated by Obligor and Bank, and the obligation to repay advances by Bank under any letters of credit issued for Obligor's account, and (to the extent permitted by law) all costs of collection thereof, including but not limited to reasonable attorney's fees and actual attorneys expenses (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code pertaining thereto; provided, however, that the term "Obligations" shall not include any indebtedness evidenced by or secured pursuant to any writing which states in effect that such indebtedness is secured only by the property described in such writing, but only if the property so described does not include the Collateral.

2. REPRESENTATIONS AND WARRANTIES. Obligor represents and warrants to Bank that Obligor is the owner of all the Collateral free and clear of any and all liens, encumbrances and security interests, other than the security interest of Bank.

3. SECURITIES AS COLLATERAL. If any of the property which is part of the Collateral is a security:

         3.1. Obligor has delivered to Bank the certificates or other instruments representing the securities, together with stock powers or other instruments of transfer satisfactory to Bank executed in blank by Obligor for each such certificate or instrument.

         3.2. Bank may transfer the security into its name or the name of its nominee for so long as the security remains part of the Collateral.





                                    10.24-8

         3.3. The issuer of any security which is part of the Collateral is hereby granted the authority to make the transfer into Bank's name or the name of Bank's nominee.

         3.4. So long as there is no default by Obligor hereunder, Obligor shall have and retain all voting rights with respect to the securities, and all income from the securities shall be paid and delivered to Obligor; provided,however, that any securities received by Obligor by reason of Obligor's ownership of the securities pledged hereunder shall be promptly delivered to Bank as part of the Collateral.

4. ADDITIONAL COLLATERAL. If, in Bank's sole opinion, the Collateral becomes insufficient to secure payment of the Obligations, Bank may require Obligor to assign, pledge and deliver to Bank, and to grant Bank a security interest under the Uniform Commercial Code in, additional property satisfactory to Bank as part of the Collateral within twenty-four (24) hours of request by Bank.

5. POSSESSION OF COLLATERAL. Until a default hereunder, Obligor may have possession of the Collateral which is not herewith delivered to Bank and may use each item thereof in any lawful manner not inconsistent with this Agreement or with any policy of insurance covering it.

6. BUSINESS PURPOSE. The Collateral is not and shall not be used for personal, family or household purposes.

7. ADVERSE CONDITIONS AFFECTING COLLATERAL. Obligor shall notify Bank immediately in writing of any adverse fact or condition of which Obligor is aware or should be aware which bears upon the value of the Collateral including, without limitation, any adverse fact or condition, or the occurrence of any event which causes loss or depreciation in the value of any item of the Collateral and the amount of such loss or depreciation. Obligor shall provide such additional information to Bank regarding the amount of any loss or depreciation in value of the Collateral as Bank may reasonably request from time to time.

8. INSURANCE. Obligor shall at all times keep all tangible Collateral insured against loss, damage, theft and other risks (and in the case of motor vehicles, obtain comprehensive and collision insurance), in such amounts and with such companies as shall be satisfactory to Bank. All such policies shall provide that loss proceeds are payable to Bank as its interest appears, and Bank may apply any proceeds of such insurance toward payment of the Obligations, whether or not due, in such order of application as Bank alone determines. Upon Bank's request at any time, Obligor shall furnish to Bank certificates that such insurance is in force and that all premiums due therefor have been paid. Every such insurance policy shall require at least thirty (30) days' written notice to Bank prior to cancellation. If any such insurance policy is canceled, Bank may collect any return premiums and apply them toward payment of the Obligations, whether or not due, in such order of application as Bank alone determines.

9. DISBURSEMENT DIRECTLY TO SELLER OF COLLATERAL. To the extent that Obligor has advised Bank that any Collateral is being acquired with a loan or advance from Bank, such proceeds may be disbursed by Bank directly to the seller of such Collateral.

10. TAXES; TRANSFERS, LIENS AND ENCUMBRANCES. Obligor shall timely pay and discharge all taxes assessed on the Collateral. Obligor shall not transfer, sell, assign or convey the Collateral, or any part thereof or any interest therein, without the prior written consent of Bank. Obligor shall not create or grant or allow to exist any lien, encumbrance or security interest on any Collateral other than the security interest of Bank. Obligor shall not permit Obligor's rights in any of the Collateral to be affected by attachment, levy, garnishment or other judicial process remaining unpaid, unstayed on appeal, undischarged, unbonded or undismissed for more than sixty (60) days, and Obligor shall defend the Collateral against the claims and demands of all persons.

11. OBLIGOR'S CHIEF EXECUTIVE OFFICE; LOCATION OF COLLATERAL. Obligor's home address, if Obligor is an individual, and the address of Obligor's chief executive office is that given at the end of this Agreement ("Obligor's Chief Business Address"). All other places of business of Obligor, if any, are listed on an exhibit attached hereto. Unless Bank otherwise consents in writing, all the tangible Collateral shall be kept at Obligor's Chief Business Address or such other listed places of business. Obligor shall keep at Obligor's Chief Business Address, or at one of such other listed addresses, when not in use, all Collateral which is movable; and without Obligor first making





                                    10.24-9
arrangements satisfactory to Bank to protect Bank's security interest therein, Obligor shall not locate any of the Collateral in any other place. If Obligor's name changes, or the location of Obligor's Chief Business Address changes, or Obligor opens other places of business, Obligor shall promptly notify Bank of the same in writing and shall execute such additional documents as Bank may reasonably request in order to maintain a perfected security interest in favor of Bank in the Collateral.

12. INSPECTION. Whenever requested by Bank, Obligor shall permit Bank or any of its authorized representatives to inspect the Collateral and audit the books and records of Obligor pertaining to the Collateral during the normal business hours of Obligor. Upon request of Bank, Obligor shall reimburse Bank for Bank's reasonable costs and expenses incurred in performing such audits and inspections.

13. MAINTENANCE OF COLLATERAL. Obligor shall keep all tangible items of Collateral (if any) in the same condition as existed on the date hereof (or, with respect to hereafter acquired Collateral, in the same condition as existed on the date acquired), ordinary wear and tear excepted.

14. PROTECTION OF SECURITY INTEREST. Bank may file a copy of this Agreement, or a financing statement executed by Bank as agent for Obligor, in any public office deemed necessary by Bank to perfect its security interest in the Collateral. In addition, Obligor shall execute or cause the execution of such additional financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Bank) and do such other acts and things, including execution of applications and certificates of title naming Bank as a secured party and delivery of same to Bank, as Bank may from time to time request or deem necessary to establish and maintain a valid and perfected security interest in the Collateral, and, if any of the property which is part of the Collateral is a security, including sending written notices to advise any registrar, paying agent, trust or like person or entity of the existence of the security interest granted hereunder in the securities and to instruct any such person or entity to make payments, disbursements and distributions in respect of the securities directly to Bank when and as contemplated by this Agreement. Upon the request of Bank, Obligor shall place a notice of the existence of Bank's security interest in the Collateral, in form and by means acceptable to Bank, upon those writings evidencing the Collateral and the books and records of Obligor pertaining to the Collateral, as designated by Bank.

15. PRESERVATION OF COLLATERAL. Bank may, but is not obligated to, perform any obligation of Obligor hereunder which Obligor falls to perform. Bank may also take any other action which it deems necessary for the maintenance or preservation of any of the Collateral or the security interest of Bank therein including, but not limited to, the payment and discharge of taxes, liens, encumbrances and security interests of any kind against the Collateral or the procurement of insurance. Bank may take any action which it deems necessary in order to adjust, settle or cancel any policy of insurance on items of Collateral, or endorse any draft received in connection therewith in payment of a loss, refund or otherwise. Obligor agrees to reimburse Bank on demand for all costs and expenses incurred or paid by Bank pursuant to this paragraph, together with interest thereon at the highest rate provided in any instrument, document or agreement evidencing any of the Obligations. Any amounts not so reimbursed shall be added to and become a part of the Obligations. Bank may, for the foregoing purposes, act in its own name or in the name of Obligor. Obligor hereby grants to Bank a power of attorney, irrevocable so long as any of the Obligations secured hereby are outstanding, to take any of the actions described or permitted by this paragraph.

16. EVENTS OF DEFAULT. Each of the following events shall constitute a default under this Agreement:

         16.1. Obligor fails to pay when due any amount payable on any of the Obligations.

         16.2. Obligor fails to pay any obligation to any person or entity other than Bank in full when it becomes due or the maturity of any such obligation is for any reason accelerated.

         16.3. Obligor or any other person who has signed any instrument, document or agreement evidencing any of the Obligations as maker, surety, endorser or guarantor dies; or any corporation which has signed, in any capacity, any instrument, document or agreement evidencing any of the Obligations is dissolved or liquidated.





                                    10.24-10

         16.4. Obligor, or any guarantor or surety for Obligor, makes an assignment for the benefit of his or its creditors, ceases to operate his or its business, or files or has filed against him or it a petition for relief under the United States Bankruptcy Code or any other federal or state law pertaining to the relief of debtors or a receiver is appointed with respect to any of the Collateral.

         16.5. There is loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or there is a levy on, seizure of or attachment to any of the Collateral.

         16.6. Obligor fails to do anything that Obligor has agreed to do in this Agreement or in any other document, instrument or agreement evidencing or executed in connection with the Obligations, or any warranty, representation or statement made or furnished to Bank by or on behalf of Obligor is found to have been false or untrue in any material respect when made or furnished.

         16.7. Bank deems its position with respect to the Obligations or Collateral is or is about to become impaired and Obligor fails to give additional collateral or provide other assurances to Bank within twenty-four (24) hours after the same are requested by Bank.

17. REMEDIES. Upon a default under this Agreement, all of the Obligations, at the option of Bank, shall become immediately due and payable, and Bank may enforce full payment of the same and shall have and may exercise any of the rights and remedies of a secured party under the Uniform Commercial Code or otherwise possessed by Bank. Further, Bank may treat all of Obligor's property in Bank's possession as part of the Collateral to secure payment of the Obligations, and Obligor hereby grants a security interest to Bank in all of such property. If Bank so requires, Obligor shall assemble the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties.

18. CUSTODY AND PRESERVATION O THE COLLATERAL. Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Obligor requests in writing. Failure of Bank to comply with any such request shall not of itself be deemed a failure to exercise such reasonable care. The failure of Bank to preserve or protect any rights with respect to any of the Collateral against other parties, or to do any act with respect to the preservation of such Collateral not so requested by Obligor, shall not be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

19. ATTORNEY'S FEES AND OTHER COSTS. Obligor shall reimburse Bank (to the extent permitted by law) for all expenses incurred by Bank in seeking to collect or enforce the Obligations and any other rights under this Agreement or under any other instrument, document or agreement evidencing any of the Obligations, including reasonable attorney's fees and actual attorney's expenses (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code and any expenses incurred on account of damage to any property to which any of the Collateral may be affixed and for repairs to such property or reimbursement for such damage.

20. SUBSTITUTION OF COLLATERAL. With Bank's prior written consent, Obligor may substitute for any property which is part of the Collateral other property of equivalent collateral value. Any substitution of Collateral by Obligor shall not affect Bank's rights against any endorser, guarantor or surety on any instrument, document or agreement evidencing any of the Obligations. Neither shall it affect Bank's right to collect on any instrument, document or agreement evidencing any of the Obligations. Bank shall have the same rights in the property that Obligor substitutes as part of the Collateral that It had in the property originally given as Collateral under this Agreement.

21. ASSIGNMENT BY BANK. Bank may assign or transfer to another any instrument, document or agreement evidencing any of the Obligations and Bank's rights under this Agreement and may deliver all the property which is part of the Collateral and in its possession to the assignee or transferee.

22. NO RELEASE OR IMPAIRMENT OF COLLATERAL. Bank's security interest hereunder and Bank's rights in connection therewith shall continue unimpaired notwithstanding that Bank takes or releases other security, releases any party





                                    10.24-11
primarily or secondarily liable for any of the Obligations, grants or allows extensions, renewals, modifications, rearrangements, restructures, replacements or refinancings thereof, whether or not the same invoice modifications to interest rates or other payment terms thereof, or indulgences with respect to the Obligations. Bank may apply to the Obligations in such order as Bank shall determine, any proceeds or other amounts received on account of the Collateral pursuant hereto by the exercise of any right permitted under this Agreement, regardless whether there is any other security for the Obligations.

23. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the state of Bank's address as listed at the top of this Agreement (the "State"), without regard to choice or conflict of laws rules, including the version of the Uniform Commercial Code adopted in the State. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings given thereto in the Uniform Commercial Code.

24. SUCCESSORS AND ASSIGNS. The obligations and liabilities of Obligor under this Agreement may not be delegated. This Agreement shall inure to the benefit of and shall be enforceable by Bank and Bank's assignees, transferees and successors against Obligor and Obligor's successors, heirs, devisees, beneficiaries, executors and administrators.

25. NOTICES. Any communication by Bank to Obligor shall be deemed given if in writing and when (i) personally delivered to Obligor, or (ii) sent to Obligor at Obligor's Notice Address by certified or registered mail, courier, or telegram, or (ill) sent by facsimile to Obligor's FAX Number, whether received by Obligor or not. No communication from or concerning Obligor shall be deemed for any purpose to have been received by Bank unless it is in writing and actually received by an executive officer of Bank. Whenever applicable provisions of the Uniform Commercial Code or other applicable law require that notice be reasonable, ten (10) days' notice shall be deemed reasonable. Obligor's "Notice Address" is the mailing address shown below Obligor's signature. Obligor's FAX Number is the telephone number for Obligor's facsimile machine shown below Obligor's signature.

26. WAIVERS AND MODIFICATIONS. No waiver by Bank shall be effective unless it is in a writing and signed by an authorized officer of Bank. No such waiver shall operate as a waiver of any other matter or of a similar matter at a future time. This Agreement may not be changed except by a writing executed by both Obligor and an authorized officer of Bank.

27. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable under any applicable law, the rest of this Agreement shall remain fully valid and enforceable.

Executed JUNE 28, 1996

OBLIGOR ACKNOWLEDGES RECEIPT OF A COPY OF THIS DOCUMENT. IF THERE IS MORE THAN ONE UNDERSIGNED AS OBLIGOR, ALL REFERENCES HEREIN TO "OBLIGOR" REFER TO ALL OF THE UNDERSIGNED AND TO EACH OF THEM, AND THEIR OBLIGATIONS HEREUNDER ARE JOINT AND SEVERAL.

VECTRA BANKING CORPORATION

By: /s/ Gary S. Judd
    --------------------------
    Gary S. Judd, President

Obligor's Notice Address: 1650 SOUTH COLORADO BLVD #320, DENVER, CO 80222

Telephone Number: 303-782-7440               FAX Number: 303-759-5017

Obligor's Chief Business Address: 1650 SOUTH COLORADO BLVD #320, DENVER, CO
80222





                                    10.24-12

                                                                C/L 5793823-0001
BOATMEN'S

                          ACKNOWLEDGMENT OF AGREEMENT

                             TO DELIVER COLLATERAL


         In consideration of loan(s) extended to VECTRA BANKING CORPORATION now or in the future, the undersigned agrees to deliver to Boatmen's, on or before JULY 26, 1996 the following property which shall now secure certain indebtedness and/or liabilities of: VECTRA BANKING CORPORATION.

Property Description: 397,843 SHARES OF VECTRA BANK, DENVER, COLORADO

                                        VECTRA BANKING CORPORATION

                                        Signed: /s/ Gary S. Judd
                                              --------------------------
                                                Gary S. Judd, President





                                    10.24-13

                                                   BOATMEN'S FIRST NATIONAL BANK
                                                   OF KANSAS CITY
BOATMEN'S                                          14 West 10th Street
                                                   Kansas City, Missouri 64105
                          IRREVOCABLE STOCK OR BOND POWER       "Bank"
5793823-0001-B36

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer unto

Social Security or Tax Identification Number:



IF STOCK,        (__________) shares of stock of _________________________
COMPLETE         represented by certificate(s) No(s)._______________ inclusive,
THIS             standing in the name of the undersigned on the books of said
PORTION          company.


IF BONDS,        the following bond(s) of _________________________________
COMPLETE         in the principal amount of $_________, No(s). ____________
THIS             inclusive, standing in the name of the undersigned on the
                 books of said company. PORTION The undersigned does (do) hereby irrevocably constitute and appoint ________________
                 __________ attorney to transfer the said stock or bond(s) as the case may be on the books of said company, with full power of substitution in the premises.


Dated                                          VECTRA BANKING CORPORATION
     --------------------------------
      SIGNATURE GUARANTEED BY
                                               By: /s/ Gary S. Judd
                                                 --------------------------
By                                                 Gary S. Judd, President
  -----------------------------------
      Authorized Officer

READ CAREFULLY   The signature to this assignment must correspond with the
                 registration on the securities in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by a bank, trust company or a member of the New
                 York Stock Exchange.





                                    10.24-14

                                  EXHIBIT "A"

For this purpose, "change in control" means (x) any sale or issuance or series of sales and/or issuances of Borrower's Common Stock by Borrower or any holders thereof which results in any person or group of affiliated persons owning more than 50 percent of the Borrower's Common Stock outstanding at the time of such sale or issuance or the last of such series of sales and/or issuances, (y) a sale or transfer of more than 80 percent of the assets of Borrower (measured by the lesser of book value in accordance with generally accepted accounting principles consistently applied or fair market value determined in the reasonable good faith judgment of the board of directors) in any transaction or series of related transactions or (z) any merger or consolidation to which Borrower is a party, except for a merger in which Borrower is the surviving corporation and, after giving effect to such merger, the holders of Borrower's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors immediately prior to the Merger own Borrower's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the board of directors.





                                    10.24-15